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Exhibit 99.1

Computational Materials

Harley-Davidson Motorcycle Trust 2003-4
Issuer

Subject to Revision

Term Sheet dated October 15, 2003

        $187,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1
$98,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2
$15,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.
Trust Depositor

Harley-Davidson Credit Corp.
Seller and Servicer

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2003-4. Neither Wachovia Capital Markets, LLC ("Wachovia") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

        The Information addresses only certain aspects of the applicable note's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Wachovia is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Wachovia or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Wachovia is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Wachovia's disclaimers as to these matters.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Wachovia Syndicate Desk at (704) 715-7008.

Harley-Davidson Motorcycle Trust 2003-4
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated October 15, 2003

Trust	Harley-Davidson Motorcycle Trust 2003-4 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about October 24, 2003.
Terms of the Notes	The principal terms of the notes will be as described below:
	Class	Aggregate Principal Amount	Interest Rate
	Class A-1 notes	$187,000,000%
	Class A-2 notes	$98,000,000%
	Class B notes	$15,000,000%
	The notes represent indebtedness of the trust secured by the assets of the trust.
	Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is November 17, 2003.
Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

2

Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360
The first interest period will begin on and include the closing date and end on and exclude November 15, 2003.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
Class	Final Scheduled Payment Date
Class A-1 notes	April 2008 Payment Date
Class A-2 notes	April 2011 Payment Date
Class B notes	April 2011 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

3

Optional Redemption	The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the aggregate outstanding principal balance of the contracts as of the cutoff date.
The trust will redeem the notes in full upon the seller's exercise of its purchase option. The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp. and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
The trust's main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, contracts with the characteristics set forth below as of the close of business on October 2, 2003, the cutoff date.
No contract has a scheduled maturity later than October 2010. However, an obligor can generally prepay its contract at any time without penalty.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

4

	COMPOSITION OF THE CONTRACTS (AS OF THE CUTOFF DATE)
	Aggregate Principal Balance	$300,000,002.53
	Number of Contracts	20,008
	Average Principal Balance	$14,994.00
	Weighted Average Contract Rate	9.88%
	(Range)	3.89% to 22.07%
	Weighted Average Original Term (in months)	76.69
	(Range)	12 to 84
	Weighted Average Remaining Term (in months)	75.48
	(Range)	3 to 84
	GEOGRAPHIC CONCENTRATION (AS OF THE CUTOFF DATE)
	State	Principal Balance Concentration
	Texas	10.07%
	California	10.06%
	Florida	7.58%
	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the cutoff date.
Reserve Fund
	On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

	The initial balance of the reserve fund will be $3,000,000.00 (1.00% of the aggregate initial note balances). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

	If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

5

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and Moody's Investors Service, Inc. as set forth below:
		Standard & Poor's	Moody's
	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A2
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Servicer Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Trust Depositor
Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the principal balance of the contracts as of the cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

6

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Terms of the Notes — Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and
	•	any remaining amounts to the trust depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

7

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and
	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
Class A notes:	• subordination of the Class B notes
• reserve fund
• excess spread
Class B notes:	• reserve fund
• excess spread
Material Federal Income Tax Consequences
Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

The trust, the owner trustee, the seller, the servicer, the trust depositor and the indenture trustee and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. "Tax treatment" and "tax structure" shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

8

THE CONTRACTS

        The contracts are fixed-rate simple interest conditional sales contracts or promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor's business. Each contract has a fixed contractual rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have the following characteristics:

  •
  the last scheduled payment of each contract is due no later than October 2010;

  •
  the first scheduled payment date of contracts representing approximately 98.98% of the aggregate principal balance of the contracts as of the cutoff date is due no later than October 2003 and the first scheduled payment date of remaining contracts representing approximately 1.02% of the aggregate principal balance of the contracts as of the cutoff date is due no later than January 2004;

  •
  approximately 77.59% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new and approximately 22.41% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  less than 0.01% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all contracts have a contractual rate of interest of at least 3.89% per annum and not more than 22.07% per annum and the weighted average contractual rate of interest of the contracts as of the cutoff date is approximately 9.88% per annum (see Table 1 below);

  •
  the contracts have remaining maturities as of the cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the contracts have a weighted average term to scheduled maturity as of the cutoff date of approximately 75.48 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.69 months (see Tables 2 and 3 below);

  •
  the average principal balance per contract as of the cutoff date was approximately $14,994.00 and the principal balances on the contracts as of the cutoff date ranged from $573.08 to $45,607.34 (see Table 4 below);

  •
  the contracts arise from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts as of the cutoff date: 10.07% in Texas, 10.06% in California and 7.58% in Florida (see Table 5 below). No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

9

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
3.894% – 4.000%	124	0.62%	$760,212.76	0.25%
4.001% – 5.000%	349	1.74	5,219,079.90	1.74
5.001% – 6.000%	901	4.50	16,092,670.47	5.36
6.001% – 7.000%	2,544	12.71	41,067,813.74	13.69
7.001% – 8.000%	2,867	14.33	45,425,113.00	15.14
8.001% – 9.000%	3,372	16.85	51,805,760.16	17.27
9.001% – 10.000%	2,822	14.10	43,261,063.63	14.42
10.001% – 11.000%	1,718	8.59	25,399,131.00	8.47
11.001% – 12.000%	1,165	5.82	16,324,935.43	5.44
12.001% – 13.000%	1,077	5.38	15,027,020.85	5.01
13.001% – 14.000%	852	4.26	11,491,134.59	3.83
14.001% – 15.000%	422	2.11	5,232,066.74	1.74
15.001% – 16.000%	227	1.13	2,558,814.23	0.85
16.001% – 17.000%	109	0.54	951,577.23	0.32
17.001% – 18.000%	36	0.18	220,442.80	0.07
18.001% – 19.000%	53	0.26	738,758.81	0.25
19.001% – 20.000%	183	0.91	2,277,218.78	0.76
20.001% – 21.000%	582	2.91	8,335,810.65	2.78
21.001% – 22.000%	319	1.59	4,115,096.00	1.37
22.001% – 23.000%	286	1.43	3,696,281.76	1.23

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

10

TABLE 2

DISTRIBUTION BY REMAINING
TERM TO MATURITY OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
3 – 12	66	0.33%	$152,207.16	0.05%
13 – 24	360	1.80	2,078,628.31	0.69
25 – 36	534	2.67	4,394,123.53	1.46
37 – 48	497	2.48	5,528,989.35	1.84
49 – 60	2,124	10.62	28,556,912.59	9.52
61 – 72	7,142	35.70	86,223,957.94	28.74
73 – 84	9,285	46.41	173,065,183.65	57.69

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL
TERM TO MATURITY OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
1 – 12	4	0.02%	$37,119.26	0.01%
13 – 24	130	0.65	1,023,548.79	0.34
25 – 36	470	2.35	3,883,117.02	1.29
37 – 48	490	2.45	5,462,538.42	1.82
49 – 60	2,155	10.77	28,536,344.51	9.51
61 – 72	7,405	37.01	87,377,514.48	29.13
73 – 84	9,354	46.75	173,679,820.05	57.89

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

11

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
$ 573.08 – 1,000.00	11	0.05%	$9,015.26	0.00%
1,000.01 – 2,000.00	45	0.22	74,005.92	0.02
2,000.01 – 3,000.00	129	0.64	333,831.16	0.11
3,000.01 – 4,000.00	207	1.03	736,347.73	0.25
4,000.01 – 5,000.00	362	1.81	1,654,445.10	0.55
5,000.01 – 6,000.00	436	2.18	2,415,397.26	0.81
6,000.01 – 7,000.00	678	3.39	4,444,860.29	1.48
7,000.01 – 8,000.00	883	4.41	6,633,379.00	2.21
8,000.01 – 9,000.00	985	4.92	8,373,534.90	2.79
9,000.01 – 10,000.00	1,005	5.02	9,598,246.11	3.20
10,000.01 – 11,000.00	1,004	5.02	10,544,923.56	3.51
11,000.01 – 12,000.00	845	4.22	9,700,227.54	3.23
12,000.01 – 13,000.00	779	3.89	9,731,089.32	3.24
13,000.01 – 14,000.00	898	4.49	12,131,014.59	4.04
14,000.01 – 15,000.00	1,070	5.35	15,547,073.61	5.18
15,000.01 – 16,000.00	1,217	6.08	18,883,702.28	6.29
16,000.01 – 17,000.00	1,325	6.62	21,873,214.63	7.29
17,000.01 – 18,000.00	1,499	7.49	26,252,165.16	8.75
18,000.01 – 19,000.00	1,477	7.38	27,333,348.40	9.11
19,000.01 – 20,000.00	1,389	6.94	27,078,344.24	9.03
20,000.01 – 21,000.00	1,003	5.01	20,540,412.81	6.85
21,000.01 – 22,000.00	772	3.86	16,583,778.55	5.53
22,000.01 – 23,000.00	570	2.85	12,821,186.79	4.27
23,000.01 – 24,000.00	431	2.15	10,111,263.34	3.37
24,000.01 – 25,000.00	299	1.49	7,311,475.09	2.44
25,000.01 – 26,000.00	190	0.95	4,834,460.02	1.61
26,000.01 – 27,000.00	134	0.67	3,543,665.29	1.18
27,000.01 – 28,000.00	101	0.50	2,770,162.11	0.92
28,000.01 – 29,000.00	79	0.39	2,251,240.67	0.75
29,000.01 – 30,000.00	54	0.27	1,592,279.31	0.53
30,000.01 – 31,000.00	35	0.17	1,063,982.12	0.35
31,000.01 – 32,000.00	22	0.11	692,308.52	0.23
32,000.01 – 33,000.00	30	0.15	975,538.11	0.33
33,000.01 – 34,000.00	17	0.08	568,229.61	0.19
34,000.01 – 35,000.00	10	0.05	345,366.06	0.12
35,000.01 – 45,607.34	17	0.08	646,488.07	0.22

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

12

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
ALABAMA	371	1.85%	$5,510,297.87	1.84%
ALASKA	57	0.28	1,021,858.61	0.34
ARIZONA	598	2.99	10,376,136.80	3.46
ARKANSAS	114	0.57	1,680,815.49	0.56
CALIFORNIA	1,975	9.87	30,184,975.00	10.06
COLORADO	361	1.80	5,511,831.73	1.84
CONNECTICUT	297	1.48	4,102,215.47	1.37
DELAWARE	86	0.43	1,234,948.02	0.41
DIST. OF COLUMBIA	2	0.01	21,971.84	0.01
FLORIDA	1,451	7.25	22,739,291.31	7.58
GEORGIA	751	3.75	12,201,310.78	4.07
HAWAII	64	0.32	1,095,812.84	0.37
IDAHO	80	0.40	1,131,164.03	0.38
ILLINOIS	868	4.34	12,867,386.60	4.29
INDIANA	441	2.20	6,366,739.79	2.12
IOWA	258	1.29	3,922,998.02	1.31
KANSAS	185	0.92	2,751,793.12	0.92
KENTUCKY	283	1.41	3,938,889.16	1.31
LOUISIANA	276	1.38	4,224,291.01	1.41
MAINE	65	0.32	777,739.33	0.26
MARYLAND	403	2.01	5,863,657.09	1.95
MASSACHUSETTS	228	1.14	2,889,034.51	0.96
MICHIGAN	555	2.77	8,216,358.33	2.74
MINNESOTA	358	1.79	5,387,787.72	1.80
MISSISSIPPI	115	0.57	1,864,323.86	0.62
MISSOURI	423	2.11	6,705,665.13	2.24
MONTANA	79	0.39	1,154,882.21	0.38
NEBRASKA	126	0.63	1,766,939.60	0.59
NEVADA	237	1.18	3,627,141.98	1.21
NEW HAMPSHIRE	104	0.52	1,329,420.02	0.44
NEW JERSEY	626	3.13	8,688,250.86	2.90
NEW MEXICO	260	1.30	3,841,638.44	1.28
NEW YORK	636	3.18	8,530,388.53	2.84
NORTH CAROLINA	819	4.09	12,158,501.66	4.05
NORTH DAKOTA	29	0.14	426,133.69	0.14
OHIO	739	3.69	10,202,654.48	3.40
OKLAHOMA	228	1.14	3,381,002.32	1.13
OREGON	220	1.10	3,179,822.84	1.06
PENNSYLVANIA	891	4.45	11,974,624.96	3.99
PUERTO RICO	26	0.13	401,139.00	0.13
RHODE ISLAND	41	0.20	515,627.35	0.17
SOUTH CAROLINA	234	1.17	3,638,197.54	1.21
SOUTH DAKOTA	60	0.30	826,544.58	0.28

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS
(CONTINUED)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
TENNESSEE	539	2.69%	$8,268,252.41	2.76%
TEXAS	1,845	9.22	30,217,174.14	10.07
UTAH	77	0.38	1,116,121.68	0.37
VERMONT	9	0.04	109,019.42	0.04
VIRGINIA	476	2.38	6,502,726.58	2.17
WASHINGTON	535	2.67	8,488,414.12	2.83
WEST VIRGINIA	136	0.68	2,035,719.46	0.68
WISCONSIN	287	1.43	3,853,627.97	1.28
WYOMING	73	0.36	1,045,589.63	0.35
OTHER (3)	11	0.05	131,153.60	0.04

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Based on billing addresses of obligors as of the cutoff date.

(2)
Percentages may not add to 100.00% because of rounding.

(3)
Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

14

Delinquency, Loan Loss and Repossession Information

        The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts and promissory notes and security agreements for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2002		2001		2000		1999		1998
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7
Period of Delinquency(2)
30-59 Days	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1
60-89 Days	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3	745	6,153.9
90 Days or more	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9	304	2,591.0

Total Delinquencies	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0

Total Delinquencies as a Percent of Total Portfolio	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%
	At June 30,
	2003		2002
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	231,163	$2,662,837.8	188,297	$2,072,449.3
Period of Delinquency(2)
30-59 Days	6,870	$71,737.5	4,675	$46,497.5
60-89 Days	1,929	19,583.3	1,198	11,680.2
90 Days or more	702	7,168.0	418	4,344.7

Total Delinquencies	9,501	$98,488.8	6,291	$62,522.4

Total Delinquencies as a Percent of Total Portfolio	4.11%	3.70%	3.34%	3.02%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

15

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2002	2001	2000	1999	1998
Outstanding Balance of All Contracts Serviced(1)	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6	$653,836.0
Contract Liquidations(2)	2.15%	2.05%	1.75%	1.59%	1.54%
Net Losses:
Dollars(3)	$17,688.8	$13,905.6	$8,707.8	$5,875.0	$5,245.3
Percentage(4)	0.77%	0.83%	0.73%	0.64%	0.80%
	Six Months Ended June 30,
	2003	2002
Outstanding Balance of All Contracts Serviced(1)	$2,676,658.8	$2,078,086.4
Contract Liquidations(2)	2.35%	2.46%
Net Losses:
Dollars(3)	$11,788.0	$8,856.8
Percentage(4)	0.88%	0.85%

(1)
As of period end. Includes fees and expenses and contracts already in repossession.
(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.
(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.
(4)
As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

16

Weighted Average Lives of the Notes

        The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

        The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict. The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust's interests in such contract. In such event the seller will be obligated to repurchase the contract from the trust depositor. In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts. Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts. Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

        Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model ("ABS") represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

        The information in the ABS Tables was prepared on the assumption that:

  •
  the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days, commencing in October 2003;

  •
  payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month with a first payment date of November 15, 2003);

  •
  the balance in the reserve fund on each payment date is the required amount described under "Reserve Fund";

  •
  the notes are purchased on an assumed closing date of October 24, 2003; and

  •
  the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

17

        The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

  Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)
1	$2,751,481.71	12.401%	75	38
2	10,341,015.79	8.161	41	40
3	28,367,943.85	7.868	60	59
4	85,804,997.74	11.013	72	71
5	172,734,563.44	9.705	84	83

	$300,000,002.53

        The hypothetical pools each have an assumed cutoff date of October 2, 2003. The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

        The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

18

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
10/24/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	97.71	96.94	96.15	95.31	94.84	94.18
12/15/2003	95.42	93.90	92.33	90.68	89.76	88.45
01/15/2004	93.14	90.87	88.55	86.10	84.73	82.80
02/15/2004	90.86	87.87	84.80	81.58	79.78	77.66
03/15/2004	88.58	84.88	81.10	77.11	74.89	72.60
04/15/2004	86.31	81.92	77.43	72.71	70.07	67.60
05/15/2004	84.04	78.98	73.80	68.35	65.32	62.67
06/15/2004	81.77	76.05	70.20	64.06	60.72	57.81
07/15/2004	79.51	73.15	66.65	59.83	56.26	53.03
08/15/2004	77.25	70.27	63.14	55.65	51.87	48.31
09/15/2004	75.00	67.42	59.66	51.54	47.54	43.67
10/15/2004	72.75	64.58	56.23	47.49	43.27	39.11
11/15/2004	70.50	61.77	52.84	43.50	39.07	34.62
12/15/2004	68.26	58.97	49.49	39.64	34.93	30.20
01/15/2005	66.02	56.21	46.18	35.85	30.87	25.86
02/15/2005	63.79	53.46	42.92	32.11	26.87	21.61
03/15/2005	61.56	50.74	39.70	28.44	22.94	17.42
04/15/2005	59.34	48.04	36.52	24.82	19.09	13.32
05/15/2005	57.12	45.37	33.39	21.27	15.30	9.30
06/15/2005	54.90	42.72	30.30	17.78	11.59	5.37
07/15/2005	52.69	40.10	27.26	14.35	7.95	1.51
08/15/2005	50.49	37.50	24.27	10.99	4.38	0.00
09/15/2005	48.29	34.93	21.32	7.69	0.89	0.00
10/15/2005	46.10	32.38	18.42	4.46	0.00	0.00
11/15/2005	43.91	29.87	15.57	1.29	0.00	0.00
12/15/2005	41.73	27.37	12.77	0.00	0.00	0.00
01/15/2006	39.55	24.91	10.02	0.00	0.00	0.00
02/15/2006	37.38	22.47	7.32	0.00	0.00	0.00
03/15/2006	35.21	20.06	4.67	0.00	0.00	0.00
04/15/2006	33.05	17.68	2.07	0.00	0.00	0.00
05/15/2006	30.90	15.33	0.00	0.00	0.00	0.00
06/15/2006	28.75	13.01	0.00	0.00	0.00	0.00
07/15/2006	26.61	10.71	0.00	0.00	0.00	0.00
08/15/2006	24.48	8.45	0.00	0.00	0.00	0.00
09/15/2006	22.35	6.22	0.00	0.00	0.00	0.00
10/15/2006	20.23	4.01	0.00	0.00	0.00	0.00
11/15/2006	18.12	1.84	0.00	0.00	0.00	0.00
12/15/2006	16.02	0.00	0.00	0.00	0.00	0.00
01/15/2007	13.95	0.00	0.00	0.00	0.00	0.00
02/15/2007	11.89	0.00	0.00	0.00	0.00	0.00
03/15/2007	9.96	0.00	0.00	0.00	0.00	0.00
04/15/2007	8.04	0.00	0.00	0.00	0.00	0.00
05/15/2007	6.12	0.00	0.00	0.00	0.00	0.00
06/15/2007	4.21	0.00	0.00	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

19

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	2.31	0.00	0.00	0.00	0.00	0.00
08/15/2007	0.42	0.00	0.00	0.00	0.00	0.00
09/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	1.89	1.50	1.21	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.89	1.50	1.21	1.00	0.92	0.85

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.
(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

20

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
10/24/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2005	100.00	100.00	100.00	100.00	100.00	95.69
09/15/2005	100.00	100.00	100.00	100.00	100.00	88.66
10/15/2005	100.00	100.00	100.00	100.00	95.18	81.79
11/15/2005	100.00	100.00	100.00	100.00	88.81	75.09
12/15/2005	100.00	100.00	100.00	96.55	82.59	68.56
01/15/2006	100.00	100.00	100.00	90.77	76.52	62.20
02/15/2006	100.00	100.00	100.00	85.11	70.60	56.02
03/15/2006	100.00	100.00	100.00	79.60	64.84	50.00
04/15/2006	100.00	100.00	100.00	74.21	59.23	44.17
05/15/2006	100.00	100.00	99.12	68.97	53.78	38.51
06/15/2006	100.00	100.00	94.37	63.86	48.49	33.04
07/15/2006	100.00	100.00	89.72	58.89	43.36	0.00
08/15/2006	100.00	100.00	85.18	54.07	38.40	0.00
09/15/2006	100.00	100.00	80.73	49.39	33.60	0.00
10/15/2006	100.00	100.00	76.38	44.85	0.00	0.00
11/15/2006	100.00	100.00	72.13	40.47	0.00	0.00
12/15/2006	100.00	99.43	67.99	36.23	0.00	0.00
01/15/2007	100.00	95.45	63.95	32.14	0.00	0.00
02/15/2007	100.00	91.52	60.02	0.00	0.00	0.00
03/15/2007	100.00	87.82	56.31	0.00	0.00	0.00
04/15/2007	100.00	84.17	52.69	0.00	0.00	0.00
05/15/2007	100.00	80.59	49.18	0.00	0.00	0.00
06/15/2007	100.00	77.06	45.77	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

21

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	100.00	73.59	42.46	0.00	0.00	0.00
08/15/2007	100.00	70.19	39.26	0.00	0.00	0.00
09/15/2007	97.20	66.84	36.17	0.00	0.00	0.00
10/15/2007	93.61	63.55	33.19	0.00	0.00	0.00
11/15/2007	90.04	60.33	30.32	0.00	0.00	0.00
12/15/2007	86.48	57.17	0.00	0.00	0.00	0.00
01/15/2008	82.94	54.07	0.00	0.00	0.00	0.00
02/15/2008	79.41	51.04	0.00	0.00	0.00	0.00
03/15/2008	75.90	48.07	0.00	0.00	0.00	0.00
04/15/2008	72.41	45.17	0.00	0.00	0.00	0.00
05/15/2008	68.94	42.34	0.00	0.00	0.00	0.00
06/15/2008	65.48	39.58	0.00	0.00	0.00	0.00
07/15/2008	62.03	36.88	0.00	0.00	0.00	0.00
08/15/2008	58.61	34.26	0.00	0.00	0.00	0.00
09/15/2008	55.20	31.70	0.00	0.00	0.00	0.00
10/15/2008	52.21	29.44	0.00	0.00	0.00	0.00
11/15/2008	49.23	0.00	0.00	0.00	0.00	0.00
12/15/2008	46.27	0.00	0.00	0.00	0.00	0.00
01/15/2009	43.32	0.00	0.00	0.00	0.00	0.00
02/15/2009	40.39	0.00	0.00	0.00	0.00	0.00
03/15/2009	37.47	0.00	0.00	0.00	0.00	0.00
04/15/2009	34.58	0.00	0.00	0.00	0.00	0.00
05/15/2009	31.70	0.00	0.00	0.00	0.00	0.00
06/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	4.99	4.33	3.54	2.87	2.60	2.39
Weighted Average Life to Maturity (years)(1)(2)	5.17	4.52	3.70	2.98	2.70	2.46

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.
(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

22

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
10/24/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	98.50	97.99	97.47	96.93	96.62	96.18
12/15/2003	97.00	95.99	94.97	93.89	93.28	92.42
01/15/2004	95.50	94.01	92.49	90.88	89.98	88.71
02/15/2004	94.00	92.04	90.03	87.91	86.73	85.34
03/15/2004	92.51	90.08	87.60	84.98	83.52	82.02
04/15/2004	91.02	88.14	85.19	82.09	80.36	78.74
05/15/2004	89.53	86.21	82.81	79.24	77.24	75.51
06/15/2004	88.04	84.29	80.45	76.42	74.23	72.32
07/15/2004	86.56	82.38	78.12	73.64	71.30	69.18
08/15/2004	85.08	80.50	75.81	70.90	68.42	66.09
09/15/2004	83.60	78.62	73.53	68.20	65.58	63.04
10/15/2004	82.12	76.76	71.28	65.54	62.78	60.05
11/15/2004	80.65	74.91	69.05	62.93	60.02	57.10
12/15/2004	79.17	73.08	66.86	60.40	57.31	54.20
01/15/2005	77.71	71.27	64.69	57.91	54.64	51.36
02/15/2005	76.24	69.46	62.54	55.46	52.02	48.56
03/15/2005	74.78	67.68	60.43	53.04	49.44	45.82
04/15/2005	73.32	65.91	58.35	50.67	46.91	43.13
05/15/2005	71.86	64.16	56.29	48.34	44.43	40.49
06/15/2005	70.41	62.42	54.27	46.05	41.99	37.91
07/15/2005	68.96	60.70	52.27	43.80	39.60	35.38
08/15/2005	67.51	58.99	50.31	41.60	37.26	32.90
09/15/2005	66.07	57.31	48.38	39.43	34.97	30.49
10/15/2005	64.63	55.63	46.47	37.31	32.73	28.13
11/15/2005	63.20	53.98	44.60	35.23	30.54	25.82
12/15/2005	61.76	52.35	42.77	33.20	28.40	23.58
01/15/2006	60.34	50.73	40.96	31.21	26.31	21.39
02/15/2006	58.91	49.13	39.19	29.27	24.28	19.26
03/15/2006	57.49	47.55	37.45	27.37	22.30	17.19
04/15/2006	56.07	45.99	35.75	25.52	20.37	15.19
05/15/2006	54.66	44.44	34.08	23.72	18.49	13.24
06/15/2006	53.25	42.92	32.45	21.96	16.67	11.36
07/15/2006	51.85	41.41	30.85	20.25	14.91	0.00
08/15/2006	50.45	39.93	29.29	18.59	13.20	0.00
09/15/2006	49.05	38.46	27.76	16.98	11.55	0.00
10/15/2006	47.66	37.02	26.26	15.42	0.00	0.00
11/15/2006	46.28	35.59	24.80	13.91	0.00	0.00
12/15/2006	44.89	34.19	23.38	12.46	0.00	0.00
01/15/2007	43.54	32.82	21.99	11.05	0.00	0.00
02/15/2007	42.19	31.47	20.64	0.00	0.00	0.00
03/15/2007	40.92	30.20	19.36	0.00	0.00	0.00
04/15/2007	39.66	28.94	18.12	0.00	0.00	0.00
05/15/2007	38.40	27.71	16.91	0.00	0.00	0.00
06/15/2007	37.15	26.50	15.74	0.00	0.00	0.00
07/15/2007	35.90	25.31	14.60	0.00	0.00	0.00
08/15/2007	34.66	24.13	13.50	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

23

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
09/15/2007	33.42	22.98	12.44	0.00	0.00	0.00
10/15/2007	32.19	21.85	11.41	0.00	0.00	0.00
11/15/2007	30.96	20.74	10.42	0.00	0.00	0.00
12/15/2007	29.74	19.66	0.00	0.00	0.00	0.00
01/15/2008	28.52	18.59	0.00	0.00	0.00	0.00
02/15/2008	27.31	17.55	0.00	0.00	0.00	0.00
03/15/2008	26.10	16.53	0.00	0.00	0.00	0.00
04/15/2008	24.90	15.53	0.00	0.00	0.00	0.00
05/15/2008	23.70	14.56	0.00	0.00	0.00	0.00
06/15/2008	22.51	13.61	0.00	0.00	0.00	0.00
07/15/2008	21.33	12.68	0.00	0.00	0.00	0.00
08/15/2008	20.15	11.78	0.00	0.00	0.00	0.00
09/15/2008	18.98	10.90	0.00	0.00	0.00	0.00
10/15/2008	17.95	10.12	0.00	0.00	0.00	0.00
11/15/2008	16.93	0.00	0.00	0.00	0.00	0.00
12/15/2008	15.91	0.00	0.00	0.00	0.00	0.00
01/15/2009	14.90	0.00	0.00	0.00	0.00	0.00
02/15/2009	13.89	0.00	0.00	0.00	0.00	0.00
03/15/2009	12.89	0.00	0.00	0.00	0.00	0.00
04/15/2009	11.89	0.00	0.00	0.00	0.00	0.00
05/15/2009	10.90	0.00	0.00	0.00	0.00	0.00
06/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	2.96	2.47	2.01	1.64	1.50	1.38
Weighted Average Life to Maturity (years)(1)(2)	3.02	2.54	2.07	1.68	1.53	1.40

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Sales Representative immediately.

24

Computational Materials

Harley-Davidson Motorcycle Trust 2003-4
Issuer

Subject to Revision

Term Sheet dated October 15, 2003

        $187,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1
$98,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2
$15,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.
Trust Depositor

Harley-Davidson Credit Corp.
Seller and Servicer

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2003-4. Neither J.P. Morgan Securities Inc. ("JPMorgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

        The Information addresses only certain aspects of the applicable note's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        JPMorgan is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon JPMorgan or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) JPMorgan is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and JPMorgan's disclaimers as to these matters.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Syndicate Desk at (212) 834-4154.

Harley-Davidson Motorcycle Trust 2003-4
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated October 15, 2003

Trust	Harley-Davidson Motorcycle Trust 2003-4 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about October 24, 2003.
Terms of the Notes	The principal terms of the notes will be as described below:
	Class	Aggregate Principal Amount	Interest Rate
	Class A-1 notes	$187,000,000%
	Class A-2 notes	$98,000,000%
	Class B notes	$15,000,000%
	The notes represent indebtedness of the trust secured by the assets of the trust.
	Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is November 17, 2003.
Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360
The first interest period will begin on and include the closing date and end on and exclude November 15, 2003.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
Class	Final Scheduled Payment Date
Class A-1 notes	April 2008 Payment Date
Class A-2 notes	April 2011 Payment Date
Class B notes	April 2011 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Optional Redemption	The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the aggregate outstanding principal balance of the contracts as of the cutoff date.
The trust will redeem the notes in full upon the seller's exercise of its purchase option. The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp. and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
The trust's main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, contracts with the characteristics set forth below as of the close of business on October 2, 2003, the cutoff date.
No contract has a scheduled maturity later than October 2010. However, an obligor can generally prepay its contract at any time without penalty.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	COMPOSITION OF THE CONTRACTS (AS OF THE CUTOFF DATE)
	Aggregate Principal Balance	$300,000,002.53
	Number of Contracts	20,008
	Average Principal Balance	$14,994.00
	Weighted Average Contract Rate	9.88%
	(Range)	3.89% to 22.07%
	Weighted Average Original Term (in months)	76.69
	(Range)	12 to 84
	Weighted Average Remaining Term (in months)	75.48
	(Range)	3 to 84
	GEOGRAPHIC CONCENTRATION (AS OF THE CUTOFF DATE)
	State	Principal Balance Concentration
	Texas	10.07%
	California	10.06%
	Florida	7.58%
	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the cutoff date.
Reserve Fund
	On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

	The initial balance of the reserve fund will be $3,000,000.00 (1.00% of the aggregate initial note balances). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

	If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and Moody's Investors Service, Inc. as set forth below:
		Standard & Poor's	Moody's
	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A2
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Servicer Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Trust Depositor
Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the principal balance of the contracts as of the cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Terms of the Notes — Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount;
	•	and any remaining amounts to the trust depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes, pro rata;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and
	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
Class A notes:	• subordination of the Class B notes
• reserve fund
• excess spread
Class B notes:	• reserve fund
• excess spread
Material Federal Income Tax Consequences	Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

The trust, the owner trustee, the seller, the servicer, the trust depositor and the indenture trustee and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. "Tax treatment" and "tax structure" shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

THE CONTRACTS

        The contracts are fixed-rate simple interest conditional sales contracts or promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor's business. Each contract has a fixed contractual rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have the following characteristics:

  •
  the last scheduled payment of each contract is due no later than October 2010;

  •
  the first scheduled payment date of contracts representing approximately 98.98% of the aggregate principal balance of the contracts as of the cutoff date is due no later than October 2003 and the first scheduled payment date of remaining contracts representing approximately 1.02% of the aggregate principal balance of the contracts as of the cutoff date is due no later than January 2004;

  •
  approximately 77.59% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new and approximately 22.41% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  less than 0.01% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all contracts have a contractual rate of interest of at least 3.89% per annum and not more than 22.07% per annum and the weighted average contractual rate of interest of the contracts as of the cutoff date is approximately 9.88% per annum (see Table 1 below);

  •
  the contracts have remaining maturities as of the cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the contracts have a weighted average term to scheduled maturity as of the cutoff date of approximately 75.48 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.69 months (see Tables 2 and 3 below);

  •
  the average principal balance per contract as of the cutoff date was approximately $14,994.00 and the principal balances on the contracts as of the cutoff date ranged from $573.08 to $45,607.34 (see Table 4 below);

  •
  the contracts arise from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts as of the cutoff date: 10.07% in Texas, 10.06% in California and 7.58% in Florida (see Table 5 below). No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
3.894% – 4.000%	124	0.62%	$760,212.76	0.25%
4.001% – 5.000%	349	1.74	5,219,079.90	1.74
5.001% – 6.000%	901	4.50	16,092,670.47	5.36
6.001% – 7.000%	2,544	12.71	41,067,813.74	13.69
7.001% – 8.000%	2,867	14.33	45,425,113.00	15.14
8.001% – 9.000%	3,372	16.85	51,805,760.16	17.27
9.001% – 10.000%	2,822	14.10	43,261,063.63	14.42
10.001% – 11.000%	1,718	8.59	25,399,131.00	8.47
11.001% – 12.000%	1,165	5.82	16,324,935.43	5.44
12.001% – 13.000%	1,077	5.38	15,027,020.85	5.01
13.001% – 14.000%	852	4.26	11,491,134.59	3.83
14.001% – 15.000%	422	2.11	5,232,066.74	1.74
15.001% – 16.000%	227	1.13	2,558,814.23	0.85
16.001% – 17.000%	109	0.54	951,577.23	0.32
17.001% – 18.000%	36	0.18	220,442.80	0.07
18.001% – 19.000%	53	0.26	738,758.81	0.25
19.001% – 20.000%	183	0.91	2,277,218.78	0.76
20.001% – 21.000%	582	2.91	8,335,810.65	2.78
21.001% – 22.000%	319	1.59	4,115,096.00	1.37
22.001% – 23.000%	286	1.43	3,696,281.76	1.23

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 2

DISTRIBUTION BY REMAINING
TERM TO MATURITY OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
3 – 12	66	0.33%	$152,207.16	0.05%
13 – 24	360	1.80	2,078,628.31	0.69
25 – 36	534	2.67	4,394,123.53	1.46
37 – 48	497	2.48	5,528,989.35	1.84
49 – 60	2,124	10.62	28,556,912.59	9.52
61 – 72	7,142	35.70	86,223,957.94	28.74
73 – 84	9,285	46.41	173,065,183.65	57.69

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL
TERM TO MATURITY OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
1 – 12	4	0.02%	$37,119.26	0.01%
13 – 24	130	0.65	1,023,548.79	0.34
25 – 36	470	2.35	3,883,117.02	1.29
37 – 48	490	2.45	5,462,538.42	1.82
49 – 60	2,155	10.77	28,536,344.51	9.51
61 – 72	7,405	37.01	87,377,514.48	29.13
73 – 84	9,354	46.75	173,679,820.05	57.89

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
$ 573.08 – 1,000.00	11	0.05%	$9,015.26	0.00%
1,000.01 – 2,000.00	45	0.22	74,005.92	0.02
2,000.01 – 3,000.00	129	0.64	333,831.16	0.11
3,000.01 – 4,000.00	207	1.03	736,347.73	0.25
4,000.01 – 5,000.00	362	1.81	1,654,445.10	0.55
5,000.01 – 6,000.00	436	2.18	2,415,397.26	0.81
6,000.01 – 7,000.00	678	3.39	4,444,860.29	1.48
7,000.01 – 8,000.00	883	4.41	6,633,379.00	2.21
8,000.01 – 9,000.00	985	4.92	8,373,534.90	2.79
9,000.01 – 10,000.00	1,005	5.02	9,598,246.11	3.20
10,000.01 – 11,000.00	1,004	5.02	10,544,923.56	3.51
11,000.01 – 12,000.00	845	4.22	9,700,227.54	3.23
12,000.01 – 13,000.00	779	3.89	9,731,089.32	3.24
13,000.01 – 14,000.00	898	4.49	12,131,014.59	4.04
14,000.01 – 15,000.00	1,070	5.35	15,547,073.61	5.18
15,000.01 – 16,000.00	1,217	6.08	18,883,702.28	6.29
16,000.01 – 17,000.00	1,325	6.62	21,873,214.63	7.29
17,000.01 – 18,000.00	1,499	7.49	26,252,165.16	8.75
18,000.01 – 19,000.00	1,477	7.38	27,333,348.40	9.11
19,000.01 – 20,000.00	1,389	6.94	27,078,344.24	9.03
20,000.01 – 21,000.00	1,003	5.01	20,540,412.81	6.85
21,000.01 – 22,000.00	772	3.86	16,583,778.55	5.53
22,000.01 – 23,000.00	570	2.85	12,821,186.79	4.27
23,000.01 – 24,000.00	431	2.15	10,111,263.34	3.37
24,000.01 – 25,000.00	299	1.49	7,311,475.09	2.44
25,000.01 – 26,000.00	190	0.95	4,834,460.02	1.61
26,000.01 – 27,000.00	134	0.67	3,543,665.29	1.18
27,000.01 – 28,000.00	101	0.50	2,770,162.11	0.92
28,000.01 – 29,000.00	79	0.39	2,251,240.67	0.75
29,000.01 – 30,000.00	54	0.27	1,592,279.31	0.53
30,000.01 – 31,000.00	35	0.17	1,063,982.12	0.35
31,000.01 – 32,000.00	22	0.11	692,308.52	0.23
32,000.01 – 33,000.00	30	0.15	975,538.11	0.33
33,000.01 – 34,000.00	17	0.08	568,229.61	0.19
34,000.01 – 35,000.00	10	0.05	345,366.06	0.12
35,000.01 – 45,607.34	17	0.08	646,488.07	0.22

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS
(AS OF THE CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING BALANCE PRINCIPAL	PERCENT OF POOL BALANCE (2)
ALABAMA	371	1.85%	$5,510,297.87	1.84%
ALASKA	57	0.28	1,021,858.61	0.34
ARIZONA	598	2.99	10,376,136.80	3.46
ARKANSAS	114	0.57	1,680,815.49	0.56
CALIFORNIA	1,975	9.87	30,184,975.00	10.06
COLORADO	361	1.80	5,511,831.73	1.84
CONNECTICUT	297	1.48	4,102,215.47	1.37
DELAWARE	86	0.43	1,234,948.02	0.41
DIST. OF COLUMBIA	2	0.01	21,971.84	0.01
FLORIDA	1,451	7.25	22,739,291.31	7.58
GEORGIA	751	3.75	12,201,310.78	4.07
HAWAII	64	0.32	1,095,812.84	0.37
IDAHO	80	0.40	1,131,164.03	0.38
ILLINOIS	868	4.34	12,867,386.60	4.29
INDIANA	441	2.20	6,366,739.79	2.12
IOWA	258	1.29	3,922,998.02	1.31
KANSAS	185	0.92	2,751,793.12	0.92
KENTUCKY	283	1.41	3,938,889.16	1.31
LOUISIANA	276	1.38	4,224,291.01	1.41
MAINE	65	0.32	777,739.33	0.26
MARYLAND	403	2.01	5,863,657.09	1.95
MASSACHUSETTS	228	1.14	2,889,034.51	0.96
MICHIGAN	555	2.77	8,216,358.33	2.74
MINNESOTA	358	1.79	5,387,787.72	1.80
MISSISSIPPI	115	0.57	1,864,323.86	0.62
MISSOURI	423	2.11	6,705,665.13	2.24
MONTANA	79	0.39	1,154,882.21	0.38
NEBRASKA	126	0.63	1,766,939.60	0.59
NEVADA	237	1.18	3,627,141.98	1.21
NEW HAMPSHIRE	104	0.52	1,329,420.02	0.44
NEW JERSEY	626	3.13	8,688,250.86	2.90
NEW MEXICO	260	1.30	3,841,638.44	1.28
NEW YORK	636	3.18	8,530,388.53	2.84
NORTH CAROLINA	819	4.09	12,158,501.66	4.05
NORTH DAKOTA	29	0.14	426,133.69	0.14
OHIO	739	3.69	10,202,654.48	3.40
OKLAHOMA	228	1.14	3,381,002.32	1.13
OREGON	220	1.10	3,179,822.84	1.06
PENNSYLVANIA	891	4.45	11,974,624.96	3.99
PUERTO RICO	26	0.13	401,139.00	0.13
RHODE ISLAND	41	0.20	515,627.35	0.17
SOUTH CAROLINA	234	1.17	3,638,197.54	1.21
SOUTH DAKOTA	60	0.30	826,544.58	0.28

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS
(CONTINUED)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
TENNESSEE	539	2.69%	$8,268,252.41	2.76%
TEXAS	1,845	9.22	30,217,174.14	10.07
UTAH	77	0.38	1,116,121.68	0.37
VERMONT	9	0.04	109,019.42	0.04
VIRGINIA	476	2.38	6,502,726.58	2.17
WASHINGTON	535	2.67	8,488,414.12	2.83
WEST VIRGINIA	136	0.68	2,035,719.46	0.68
WISCONSIN	287	1.43	3,853,627.97	1.28
WYOMING	73	0.36	1,045,589.63	0.35
OTHER (3)	11	0.05	131,153.60	0.04

TOTALS:	20,008	100.00%	$300,000,002.53	100.00%

(1)
Based on billing addresses of obligors as of the cutoff date.

(2)
Percentages may not add to 100.00% because of rounding.

(3)
Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Delinquency, Loan Loss and Repossession Information

        The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts and promissory notes and security agreements for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2002		2001		2000		1999		1998
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7
Period of Delinquency(2)
30-59 Days	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1
60-89 Days	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3	745	6,153.9
90 Days or more	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9	304	2,591.0

Total Delinquencies	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0

Total Delinquencies as a Percent of Total Portfolio	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%
	At June 30,
	2003		2002
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	231,163	$2,662,837.8	188,297	$2,072,449.3
Period of Delinquency(2)
30-59 Days	6,870	$71,737.5	4,675	$46,497.5
60-89 Days	1,929	19,583.3	1,198	11,680.2
90 Days or more	702	7,168.0	418	4,344.7

Total Delinquencies	9,501	$98,488.8	6,291	$62,522.4

Total Delinquencies as a Percent of Total Portfolio	4.11%	3.70%	3.34%	3.02%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.
(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2002	2001	2000	1999	1998
Outstanding Balance of All Contracts Serviced(1)	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6	$653,836.0
Contract Liquidations(2)	2.15%	2.05%	1.75%	1.59%	1.54%
Net Losses:
Dollars(3)	$17,688.8	$13,905.6	$8,707.8	$5,875.0	$5,245.3
Percentage(4)	0.77%	0.83%	0.73%	0.64%	0.80%
	Six Months Ended June 30,
	2003	2002
Outstanding Balance of All Contracts Serviced(1)	$2,676,658.8	$2,078,086.4
Contract Liquidations(2)	2.35%	2.46%
Net Losses:
Dollars(3)	$11,788.0	$8,856.8
Percentage(4)	0.88%	0.85%

(1)
As of period end. Includes fees and expenses and contracts already in repossession.
(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.
(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.
(4)
As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Weighted Average Lives of the Notes

        The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

        The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict. The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust's interests in such contract. In such event the seller will be obligated to repurchase the contract from the trust depositor. In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts. Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts. Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

        Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model ("ABS") represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

        The information in the ABS Tables was prepared on the assumption that:

  •
  the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days, commencing in October 2003;

  •
  payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month with a first payment date of November 15, 2003);

  •
  the balance in the reserve fund on each payment date is the required amount described under "Reserve Fund";

  •
  the notes are purchased on an assumed closing date of October 24, 2003; and

  •
  the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

        The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

  Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)
1	$2,751,481.71	12.401%	75	38
2	10,341,015.79	8.161	41	40
3	28,367,943.85	7.868	60	59
4	85,804,997.74	11.013	72	71
5	172,734,563.44	9.705	84	83

	$300,000,002.53

        The hypothetical pools each have an assumed cutoff date of October 2, 2003. The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

        The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
10/24/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	97.71	96.94	96.15	95.31	94.84	94.18
12/15/2003	95.42	93.90	92.33	90.68	89.76	88.45
01/15/2004	93.14	90.87	88.55	86.10	84.73	82.80
02/15/2004	90.86	87.87	84.80	81.58	79.78	77.66
03/15/2004	88.58	84.88	81.10	77.11	74.89	72.60
04/15/2004	86.31	81.92	77.43	72.71	70.07	67.60
05/15/2004	84.04	78.98	73.80	68.35	65.32	62.67
06/15/2004	81.77	76.05	70.20	64.06	60.72	57.81
07/15/2004	79.51	73.15	66.65	59.83	56.26	53.03
08/15/2004	77.25	70.27	63.14	55.65	51.87	48.31
09/15/2004	75.00	67.42	59.66	51.54	47.54	43.67
10/15/2004	72.75	64.58	56.23	47.49	43.27	39.11
11/15/2004	70.50	61.77	52.84	43.50	39.07	34.62
12/15/2004	68.26	58.97	49.49	39.64	34.93	30.20
01/15/2005	66.02	56.21	46.18	35.85	30.87	25.86
02/15/2005	63.79	53.46	42.92	32.11	26.87	21.61
03/15/2005	61.56	50.74	39.70	28.44	22.94	17.42
04/15/2005	59.34	48.04	36.52	24.82	19.09	13.32
05/15/2005	57.12	45.37	33.39	21.27	15.30	9.30
06/15/2005	54.90	42.72	30.30	17.78	11.59	5.37
07/15/2005	52.69	40.10	27.26	14.35	7.95	1.51
08/15/2005	50.49	37.50	24.27	10.99	4.38	0.00
09/15/2005	48.29	34.93	21.32	7.69	0.89	0.00
10/15/2005	46.10	32.38	18.42	4.46	0.00	0.00
11/15/2005	43.91	29.87	15.57	1.29	0.00	0.00
12/15/2005	41.73	27.37	12.77	0.00	0.00	0.00
01/15/2006	39.55	24.91	10.02	0.00	0.00	0.00
02/15/2006	37.38	22.47	7.32	0.00	0.00	0.00
03/15/2006	35.21	20.06	4.67	0.00	0.00	0.00
04/15/2006	33.05	17.68	2.07	0.00	0.00	0.00
05/15/2006	30.90	15.33	0.00	0.00	0.00	0.00
06/15/2006	28.75	13.01	0.00	0.00	0.00	0.00
07/15/2006	26.61	10.71	0.00	0.00	0.00	0.00
08/15/2006	24.48	8.45	0.00	0.00	0.00	0.00
09/15/2006	22.35	6.22	0.00	0.00	0.00	0.00
10/15/2006	20.23	4.01	0.00	0.00	0.00	0.00
11/15/2006	18.12	1.84	0.00	0.00	0.00	0.00
12/15/2006	16.02	0.00	0.00	0.00	0.00	0.00
01/15/2007	13.95	0.00	0.00	0.00	0.00	0.00
02/15/2007	11.89	0.00	0.00	0.00	0.00	0.00
03/15/2007	9.96	0.00	0.00	0.00	0.00	0.00
04/15/2007	8.04	0.00	0.00	0.00	0.00	0.00
05/15/2007	6.12	0.00	0.00	0.00	0.00	0.00
06/15/2007	4.21	0.00	0.00	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	2.31	0.00	0.00	0.00	0.00	0.00
08/15/2007	0.42	0.00	0.00	0.00	0.00	0.00
09/15/2007	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	1.89	1.50	1.21	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.89	1.50	1.21	1.00	0.92	0.85

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.
(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
10/24/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2003	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2004	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2005	100.00	100.00	100.00	100.00	100.00	95.69
09/15/2005	100.00	100.00	100.00	100.00	100.00	88.66
10/15/2005	100.00	100.00	100.00	100.00	95.18	81.79
11/15/2005	100.00	100.00	100.00	100.00	88.81	75.09
12/15/2005	100.00	100.00	100.00	96.55	82.59	68.56
01/15/2006	100.00	100.00	100.00	90.77	76.52	62.20
02/15/2006	100.00	100.00	100.00	85.11	70.60	56.02
03/15/2006	100.00	100.00	100.00	79.60	64.84	50.00
04/15/2006	100.00	100.00	100.00	74.21	59.23	44.17
05/15/2006	100.00	100.00	99.12	68.97	53.78	38.51
06/15/2006	100.00	100.00	94.37	63.86	48.49	33.04
07/15/2006	100.00	100.00	89.72	58.89	43.36	0.00
08/15/2006	100.00	100.00	85.18	54.07	38.40	0.00
09/15/2006	100.00	100.00	80.73	49.39	33.60	0.00
10/15/2006	100.00	100.00	76.38	44.85	0.00	0.00
11/15/2006	100.00	100.00	72.13	40.47	0.00	0.00
12/15/2006	100.00	99.43	67.99	36.23	0.00	0.00
01/15/2007	100.00	95.45	63.95	32.14	0.00	0.00
02/15/2007	100.00	91.52	60.02	0.00	0.00	0.00
03/15/2007	100.00	87.82	56.31	0.00	0.00	0.00
04/15/2007	100.00	84.17	52.69	0.00	0.00	0.00
05/15/2007	100.00	80.59	49.18	0.00	0.00	0.00
06/15/2007	100.00	77.06	45.77	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
07/15/2007	100.00	73.59	42.46	0.00	0.00	0.00
08/15/2007	100.00	70.19	39.26	0.00	0.00	0.00
09/15/2007	97.20	66.84	36.17	0.00	0.00	0.00
10/15/2007	93.61	63.55	33.19	0.00	0.00	0.00
11/15/2007	90.04	60.33	30.32	0.00	0.00	0.00
12/15/2007	86.48	57.17	0.00	0.00	0.00	0.00
01/15/2008	82.94	54.07	0.00	0.00	0.00	0.00
02/15/2008	79.41	51.04	0.00	0.00	0.00	0.00
03/15/2008	75.90	48.07	0.00	0.00	0.00	0.00
04/15/2008	72.41	45.17	0.00	0.00	0.00	0.00
05/15/2008	68.94	42.34	0.00	0.00	0.00	0.00
06/15/2008	65.48	39.58	0.00	0.00	0.00	0.00
07/15/2008	62.03	36.88	0.00	0.00	0.00	0.00
08/15/2008	58.61	34.26	0.00	0.00	0.00	0.00
09/15/2008	55.20	31.70	0.00	0.00	0.00	0.00
10/15/2008	52.21	29.44	0.00	0.00	0.00	0.00
11/15/2008	49.23	0.00	0.00	0.00	0.00	0.00
12/15/2008	46.27	0.00	0.00	0.00	0.00	0.00
01/15/2009	43.32	0.00	0.00	0.00	0.00	0.00
02/15/2009	40.39	0.00	0.00	0.00	0.00	0.00
03/15/2009	37.47	0.00	0.00	0.00	0.00	0.00
04/15/2009	34.58	0.00	0.00	0.00	0.00	0.00
05/15/2009	31.70	0.00	0.00	0.00	0.00	0.00
06/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	4.99	4.33	3.54	2.87	2.60	2.39
Weighted Average Life to Maturity (years)(1)(2)	5.17	4.52	3.70	2.98	2.70	2.46

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.
(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
10/24/2003	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2003	98.50	97.99	97.47	96.93	96.62	96.18
12/15/2003	97.00	95.99	94.97	93.89	93.28	92.42
01/15/2004	95.50	94.01	92.49	90.88	89.98	88.71
02/15/2004	94.00	92.04	90.03	87.91	86.73	85.34
03/15/2004	92.51	90.08	87.60	84.98	83.52	82.02
04/15/2004	91.02	88.14	85.19	82.09	80.36	78.74
05/15/2004	89.53	86.21	82.81	79.24	77.24	75.51
06/15/2004	88.04	84.29	80.45	76.42	74.23	72.32
07/15/2004	86.56	82.38	78.12	73.64	71.30	69.18
08/15/2004	85.08	80.50	75.81	70.90	68.42	66.09
09/15/2004	83.60	78.62	73.53	68.20	65.58	63.04
10/15/2004	82.12	76.76	71.28	65.54	62.78	60.05
11/15/2004	80.65	74.91	69.05	62.93	60.02	57.10
12/15/2004	79.17	73.08	66.86	60.40	57.31	54.20
01/15/2005	77.71	71.27	64.69	57.91	54.64	51.36
02/15/2005	76.24	69.46	62.54	55.46	52.02	48.56
03/15/2005	74.78	67.68	60.43	53.04	49.44	45.82
04/15/2005	73.32	65.91	58.35	50.67	46.91	43.13
05/15/2005	71.86	64.16	56.29	48.34	44.43	40.49
06/15/2005	70.41	62.42	54.27	46.05	41.99	37.91
07/15/2005	68.96	60.70	52.27	43.80	39.60	35.38
08/15/2005	67.51	58.99	50.31	41.60	37.26	32.90
09/15/2005	66.07	57.31	48.38	39.43	34.97	30.49
10/15/2005	64.63	55.63	46.47	37.31	32.73	28.13
11/15/2005	63.20	53.98	44.60	35.23	30.54	25.82
12/15/2005	61.76	52.35	42.77	33.20	28.40	23.58
01/15/2006	60.34	50.73	40.96	31.21	26.31	21.39
02/15/2006	58.91	49.13	39.19	29.27	24.28	19.26
03/15/2006	57.49	47.55	37.45	27.37	22.30	17.19
04/15/2006	56.07	45.99	35.75	25.52	20.37	15.19
05/15/2006	54.66	44.44	34.08	23.72	18.49	13.24
06/15/2006	53.25	42.92	32.45	21.96	16.67	11.36
07/15/2006	51.85	41.41	30.85	20.25	14.91	0.00
08/15/2006	50.45	39.93	29.29	18.59	13.20	0.00
09/15/2006	49.05	38.46	27.76	16.98	11.55	0.00
10/15/2006	47.66	37.02	26.26	15.42	0.00	0.00
11/15/2006	46.28	35.59	24.80	13.91	0.00	0.00
12/15/2006	44.89	34.19	23.38	12.46	0.00	0.00
01/15/2007	43.54	32.82	21.99	11.05	0.00	0.00
02/15/2007	42.19	31.47	20.64	0.00	0.00	0.00
03/15/2007	40.92	30.20	19.36	0.00	0.00	0.00
04/15/2007	39.66	28.94	18.12	0.00	0.00	0.00
05/15/2007	38.40	27.71	16.91	0.00	0.00	0.00
06/15/2007	37.15	26.50	15.74	0.00	0.00	0.00
07/15/2007	35.90	25.31	14.60	0.00	0.00	0.00
08/15/2007	34.66	24.13	13.50	0.00	0.00	0.00

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates
	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
09/15/2007	33.42	22.98	12.44	0.00	0.00	0.00
10/15/2007	32.19	21.85	11.41	0.00	0.00	0.00
11/15/2007	30.96	20.74	10.42	0.00	0.00	0.00
12/15/2007	29.74	19.66	0.00	0.00	0.00	0.00
01/15/2008	28.52	18.59	0.00	0.00	0.00	0.00
02/15/2008	27.31	17.55	0.00	0.00	0.00	0.00
03/15/2008	26.10	16.53	0.00	0.00	0.00	0.00
04/15/2008	24.90	15.53	0.00	0.00	0.00	0.00
05/15/2008	23.70	14.56	0.00	0.00	0.00	0.00
06/15/2008	22.51	13.61	0.00	0.00	0.00	0.00
07/15/2008	21.33	12.68	0.00	0.00	0.00	0.00
08/15/2008	20.15	11.78	0.00	0.00	0.00	0.00
09/15/2008	18.98	10.90	0.00	0.00	0.00	0.00
10/15/2008	17.95	10.12	0.00	0.00	0.00	0.00
11/15/2008	16.93	0.00	0.00	0.00	0.00	0.00
12/15/2008	15.91	0.00	0.00	0.00	0.00	0.00
01/15/2009	14.90	0.00	0.00	0.00	0.00	0.00
02/15/2009	13.89	0.00	0.00	0.00	0.00	0.00
03/15/2009	12.89	0.00	0.00	0.00	0.00	0.00
04/15/2009	11.89	0.00	0.00	0.00	0.00	0.00
05/15/2009	10.90	0.00	0.00	0.00	0.00	0.00
06/15/2009	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Call (years)(1)	2.96	2.47	2.01	1.64	1.50	1.38
Weighted Average Life to Maturity (years)(1)(2)	3.02	2.54	2.07	1.68	1.53	1.40

(1)
The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of the note.

(2)
This calculation assumes that the seller does not exercise its option to purchase the contracts.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

QuickLinks

Computational Materials Harley-Davidson Motorcycle Trust 2003-4 Issuer Subject to Revision Term Sheet dated October 15, 2003
Harley-Davidson Motorcycle Trust 2003-4 Harley-Davidson Credit Corp., Seller and Servicer Harley-Davidson Customer Funding Corp., Trust Depositor Subject to Revision Term Sheet dated October 15, 2003
THE CONTRACTS
TABLE 1 DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 2 DISTRIBUTION BY REMAINING TERM TO MATURITY OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 3 DISTRIBUTION BY ORIGINAL TERM TO MATURITY OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 4 DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 5 GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS (AS OF THE CUTOFF DATE)
Loan Loss/Repossession Experience (Dollars in Thousands)
Weighted Average Lives of the Notes
Computational Materials Harley-Davidson Motorcycle Trust 2003-4 Issuer Subject to Revision Term Sheet dated October 15, 2003
Harley-Davidson Motorcycle Trust 2003-4 Harley-Davidson Credit Corp., Seller and Servicer Harley-Davidson Customer Funding Corp., Trust Depositor Subject to Revision Term Sheet dated October 15, 2003
THE CONTRACTS
TABLE 1 DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 2 DISTRIBUTION BY REMAINING TERM TO MATURITY OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 3 DISTRIBUTION BY ORIGINAL TERM TO MATURITY OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 4 DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS (AS OF THE CUTOFF DATE)
TABLE 5 GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS (AS OF THE CUTOFF DATE)
Loan Loss/Repossession Experience (Dollars in Thousands)
Weighted Average Lives of the Notes